                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

[**] The items marked by two asterisks have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.


                       ASSIGNMENT AND AMENDMENT AGREEMENT

THIS AGREEMENT dated the 13th day of December, 2000 (the "Agreement Date")

BETWEEN:

     TRW INC., a company duly incorporated pursuant to the laws of the State of Ohio, acting on behalf of its Automotive Electronics Group, North America, 24175 Research Dr., Farmington Hills, Michigan 48335-2642

     ("TRW")

                                                               OF THE FIRST PART

AND:

     SMARTIRE SYSTEMS INC., a company duly incorporated pursuant to the laws of the Province of British Columbia, having an office at 150-14151 Vanier Place, Richmond, British Columbia, V6V 2J1

     ("SmarTire")

                                                              OF THE SECOND PART

WHEREAS:

A. TRW and SmarTire entered into a license agreement (the "License Agreement") dated April 20, 1998 whereby SmarTire granted to TRW an exclusive license (the "License") to use SmarTire intellectual property (as defined therein) to manufacture and sell tire pressure monitoring systems for passenger cars and light, medium and heavy trucks;

B. TRW and SmarTire entered into a technical cooperation agreement (the "Technical Cooperation Agreement") dated April 20, 1998, whereby the parties agreed to cooperate in further technical developments.

C. TRW and SmarTire entered into an ASIS development/purchase agreement (the "ASIS Agreement") dated September 1, 1998 with SensoNor asa ("SensoNor") whereby SensoNor agreed to develop application specific integrated sensors for sale to TRW and SmarTire upon the terms and conditions set forth therein;

D. TRW has not, as of the effective date of this Agreement, obtained any orders for tire pressure monitoring systems in respect of its license rights in and to the Medium and Heavy Duty Truck (as hereafter defined) market (the "Medium and Heavy Duty Truck Market License"); and


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                                                                  EXECUTION COPY

E. SmarTire wishes to purchase and obtain from TRW, and TRW wishes to transfer, assign and sell to SmarTire, its rights to the Medium and Heavy Duty Truck Market License under the terms and conditions set forth herein.

THEREFORE, in consideration of the premises, the parties covenant and agree as follows:

1.          ASSIGNMENT OF LICENSE

1.1 Upon and subject to the terms and conditions herein, TRW hereby transfers, assigns and sells to SmarTire all of its right, title and interest in and to the Medium and Heavy Duty Truck Market License.

1.2         The License Agreement is amended as follows:

      (a)   The existing Section 1.6 is renumbered to be section number 1.9;

      (b)   The following are added as new Section 1.6, 1.7, and 1.8:

            "     1.6   Medium and Heavy Duty Trucks: Land based motor
            vehicles, whether on or off road, commercial, agricultural, or otherwise, having a gross vehicle weight rating ("GVWR") in the United States and Canada of greater than 14,400 pounds and outside the United States and Canada of greater than 3.5 metric tonnes; provided that passenger vehicles designed to carry up to 8 passengers shall not be included unless their weight exceeds 14,400 pounds.

                  1.7 Non-Overlapping OE Customers: Those original equipment manufacturers that have a purchasing organisation for tire monitoring systems for Medium and Heavy Duty Trucks that is separate and apart from the purchasing organisation that purchases tire monitoring systems for passenger vehicles and light trucks."

                  1.8 High Pressure TMS: An application of tire pressure monitoring to a tire that is rated by its manufacturer for normal use at an inflation of 80 pounds per square inch or greater.

      (c) Article 2 is deleted and replaced in its entirety with the following:

            "     2.1   Grant By SmarTire: Subject only to the reservation of
            rights set forth in Section 2.2 hereof, SmarTire hereby grants to TRW the exclusive, world wide right to make, have made, use, and sell, Licensed Products for use as original equipment in passenger car and truck markets, and for use as service parts for such original equipment.

                  2.2 Reservation of Rights: SmarTire excludes from the license of Section 2.1 and reserves to itself all rights to make, have made, and use Licensed Products for sale:

                        (a)   in the aftermarket, and



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                                                                  EXECUTION COPY

                    (b) for use as original equipment and as service parts for such original equipment in Medium and Heavy Duty Trucks where either (i) the customer is a Non-Overlapping OE Customer, or (ii) the application is for High Pressure TMS.

               2.3 Overlap: The parties recognise that there could be some minor overlap between the market identified in the exclusive license of Section 2.1 and the market retained by SmarTire. For avoidance of doubt, it will not be considered to be a violation of the exclusive license of Section 2.1 if some products sold by SmarTire in its retained market are used by customers as service replacements for vehicles in TRW's market, or if some products sold by TRW in its markets are used by customers as service replacement for vehicles in SmarTire's market.

               2.4 Logical Re-Allocation: The parties recognise that it may be logically desirable (because of customer procurement requirements, grouping of vehicles within families, territorial issues, inappropriate classification of specific vehicles under the Agreement definitions, need for a Licensed Product containing a pressure sensor or other component unique to one party, etc.) for one party to assume responsibility for a vehicle falling within the license rights of the other party. The parties will determine which such vehicles responsibilities should be transferred from one party to the other on an ad hoc basis, provided, however, that neither party will be required to agree to any such vehicle responsibility transfer.

               2.5 Sublicenses: TRW may grant sublicenses to its Affiliates under the rights granted herein without the consent of SmarTire, but may grant sublicenses to others under the rights granted herein only upon the prior written consent of SmarTire, which will not be unreasonably withheld. TRW will report sales, and pay royalties on sales, of sublicensees hereunder under the same terms and conditions upon which TRW reports and pays royalties on its own sales hereunder.

               2.6 Determination of GVWR: If the GVWR of a particular vehicle has not been established by the vehicle manufacturer at the time that the parties must decide who has responsibility therefor, and the vehicle manufacturer is unwilling to provide an estimate of such GVWR, then the parties will themselves estimate the GVWR of the vehicle by reference to the GVWR of the most similar existing vehicle or vehicles.

1.3       The Technical Cooperation Agreement is amended as follows:

     (a)  The existing Section 1.9 is renumbered to be section 1.12.

     (b)  Sections 1.7 and 1.8, are deleted and replaced with the following:

          "1.7 SmarTire Markets: Aftermarket sales of products and components for all vehicles, and the market for sale of original equipment products and components for Medium and Heavy Duty Trucks (a) to Non-Overlapping OE Customers or


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

                                                                  EXECUTION COPY

     (b) to Overlapping OE Customers for tire pressure monitoring applications with tires that are rated by their manufacturer for normal use at an inflation of 80 pounds per square inch or greater."

          "1.8 TRW Markets: The market for original equipment products and components for passenger car and light trucks, and for service parts for such products and components, and the entire market for original equipment products and components for Overlapping OE Customers except for tire pressure monitoring applications with tires that are rated by their manufacturer for normal use at an inflation of 80 pounds per square inch or greater."

     (c)  The following are added as new Sections 1.9, 1.10, and 1.11:

          "1.9 Medium and Heavy Duty Trucks: Motor vehicles, whether on or off road, commercial, agricultural, or otherwise, having a gross vehicle weight rating ("GVWR") in the United States and Canada of greater than 14,400 pounds and outside the United States and Canada of greater than
          3.5 metric tonnes; provided that passenger vehicles designed to carry up to 8 passengers shall not be included unless their weight exceeds 14,400 pounds.

          1.10 Non-Overlapping OE Customers: Those original equipment manufacturers that have a purchasing organization for tire monitoring systems for Medium and Heavy Duty Trucks that is separate and apart from the purchasing organization that purchases tire monitoring systems for passenger vehicles and light trucks.

          1.11 Overlapping OE Customers: Original equipment manufacturers other than Non-Overlapping OE Customers."

2.        PURCHASE PRICE

2.1 Within 5 business days of execution of this Agreement, SmarTire will allot and issue to TRW as fully paid and non-assessable 450,000 common shares (the "Shares") in the capital of SmarTire.

2.2 TRW and SmarTire have been negotiating with SensoNor asa, the manufacturer of the pressure sensor device. Although a definitive agreement has not yet been signed with SensoNor, as of the signature date of this Agreement it appears likely that the parties will pay ** to SensoNor for completed design work, thereby to allow SensoNor to recalculate piece pricing to a more commercially acceptable level, and another ** to SensoNor in consideration for certain design changes.

     (a) TRW and SmarTire have agreed that, as part of the consideration of SmarTire to TRW under this Agreement, SmarTire will pay ** to SensoNor for the equal and mutual benefit of both parties. It is expected by the parties that ** of such amount will be for completed design work and ** will be for design changes.**


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                                                                  EXECUTION COPY

     (b)  Upon the signature date of this Agreement, SmarTire will transfer
          **, (the "trust amount") to the law firm of Clark Wilson, to be held by Clark Wilson in trust for the parties until a definitive agreement with SensoNor (the "SensoNor Agreement") is executed. Upon execution of the SensoNor Agreement, Clark Wilson will pay the trust amount to SensoNor in accordance with the terms of the SensoNor Agreement, it being understood by the parties that the entire trust amount are intended to be paid out to SensoNor before any fees are directly paid to SensoNor by SmarTire or TRW. The parties will **.

     (c) The parties consider it very unlikely that they will fail to execute a definitive agreement with SensoNor within four months of the effective date of this Agreement, or that the agreement with SensoNor will require a payment from the parties of less than the entire trust amount. However, in either such event, regardless of the cause of such event, Clark Wilson will immediately and without condition deliver the remaining trust amount (the "Refund") to SmarTire. SmarTire will then issue to TRW a number of SmarTire common shares (the "Additional Shares") equal to the Refund divided by the average daily closing price of the SmarTire shares for the 30 days prior to the Refund being delivered to SmarTire, in full payment of SmarTire's obligations under this Agreement.

     (d) Any acknowledgement or representation of TRW as to the Shares herein will apply equally as to the Additional Shares.

3.        AMENDMENT TO ASIS AGREEMENT

3.1 TRW will, immediately upon execution of this Agreement, use its best efforts to negotiate with SensoNor an amendment to the ASIS Agreement, or a replacement for the ASIS Agreement, acceptable both to TRW and to SmarTire whereby (a) the parties agree to pay SensoNor for completed design work, thereby to allow SensoNor to recalculate the price of Products (as defined in the ASIS Agreement) to a more commercially acceptable level satisfactory to TRW and SmarTire, and (b) SensoNor agrees to make certain design changes at a price acceptable to TRW and SmarTire. SmarTire will provide all reasonable co-operation in such negotiations.

4.        DELIVERY OF SHARES

4.1 SmarTire will deliver new share certificates representing the initial Shares referred to in Section 2.1, issued in the name of TRW, to TRW immediately upon issuance. The Shares will be delivered via registered mail addressed to TRW Inc., 1900 Richmond Road, Cleveland, Ohio 44124, attention Allan W. Vogele, Esq.

5.        LEGENDING OF SUBJECT SHARES

5.1 TRW hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

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                                                                  EXECUTION COPY

     "NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

6.        RESALE RESTRICTIONS

6.1 TRW acknowledges that any resale of the Shares will be subject to resale restrictions contained in applicable legislation. TRW acknowledges that the Shares have not been registered under the 1933 Act of the securities laws of any state or the United States and that SmarTire does not intend to register same under the 1933 Act, or the securities laws of any such state and has no obligation to do so. The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

6.2       TRW further acknowledges that:

     (a) the Shares will be subject to a hold period under the Securities Act (British Columbia) and may not be traded in British Columbia until one year and day following the date of delivery of the Shares, except as permitted by the Securities Act (British Columbia); and

     (b) in lieu of SmarTire placing a legend on the certificates representing the Shares pursuant to section 132(2) of the Rules under the B.C. Act, TRW must file a report with the British Columbia Securities Commission in the form attached as Schedule"A" within 10 days of the initial trade of any Shares.

7.        ACKNOWLEDGEMENTS OF TRW REGARDING THE SHARES

7.1       TRW acknowledges and agrees that:

     (a) the Shares will be issued under the exemption from the prospectus requirements of the Securities Act (British Columbia) (the "B.C. Act") and will therefore be subject to resale restrictions under the B.C. Act;

     (b) TRW will be acquiring the Shares pursuant to an exemption from the prospectus requirements under the B.C. Act on the basis that TRW is sophisticated and, as a consequence, TRW:

          (i) is restricted from using most of the civil remedies available under securities legislation;

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                                                                  EXECUTION COPY

          (ii) may not receive information that would otherwise be required to be provided to TRW under securities legislation; and

          (iii) SmarTire is relieved from certain obligations that would otherwise apply under securities legislation;

     (c) the Shares have not been registered under the United States Securities Act of 1933 (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. persons ("U.S. Person") (as that term is defined in Regulation S under the 1933 Act, which definition includes any person in the United States) except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

     (d) the decision to acquire the Shares pursuant to this Agreement has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of SmarTire and such decision is based entirely upon a review of any public information which has been filed by SmarTire with the British Columbia Securities Commission and the United States Securities and Exchange Commission in compliance, or intended compliance, with applicable securities legislation;

     (e) TRW and TRW's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from SmarTire; and

     (f) TRW has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it is solely responsible (and SmarTire is not in any way responsible) for compliance with applicable resale restrictions.

8.   REPRESENTATIONS AND WARRANTIES OF SMARTIRE

8.1 SmarTire represents and warrants to TRW that, as of the date of this Agreement and at the date of issuance of the initial Shares referred to in
Section 2.1:

     (a) SmarTire is a valid and subsisting corporation duly incorporated and in good standing under the laws of British Columbia;

     (b) SmarTire is duly registered and licensed to carry on business in the jurisdictions in which it carries on business;

     (c) SmarTire has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Shares;

     (d) the issuance and sale of the Shares by SmarTire does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or


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                                                                  EXECUTION COPY

          provisions of its constating documents or any agreement or instrument to which SmarTire is a party;

     (e) this Agreement has been duly authorized by all necessary corporate action on the part of SmarTire and, subject to acceptance by SmarTire, constitutes a valid obligation of SmarTire legally binding upon it and enforceable in accordance with its terms;

     (f) the Annual Report on Form 10-KSB filed by the SmarTire with respect to the fiscal year ended July 31, 2000 and all reports subsequently filed by the SmarTire with the U.S. Securities Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, when filed, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and, since October 31, 2000, there has been no material adverse change in the financial position or affairs of the SmarTire; and

     (g) total warrants, convertible debt and options outstanding would result in fully diluted share capital of 15,965,139 common shares of which 14,506,297 were outstanding as of October 1, 2000.

8.2 SmarTire will promptly notify TRW of any material change in any representation or warranty of SmarTire set out herein that occurs prior to the initial Shares being issued and delivered hereunder.

9.        REPRESENTATIONS AND WARRANTIES OF TRW

9.1 TRW represents and warrants to SmarTire that, as of the date of this Agreement and at the date upon which the initial Shares referred to in Section
2.1 are to be issued hereunder:

     (a) TRW has not assigned, transferred, sub-licensed or sold the Medium and Heavy Duty Truck Market License to another party and TRW has absolute authority to assign the Medium and Heavy Duty Truck Market License to SmarTire;

     (b)  TRW is resident in the United States;

     (c) TRW has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and it has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

     (d)  TRW is not aware of any advertisement of any of the Shares;

     (e)  no person has made to TRW any written or oral representations:

          (i)  that any person will resell or repurchase any of the Shares;

          (ii) that any person will refund the purchase price of any of the Shares;


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                                                                  EXECUTION COPY

          (iii) as to the future price or value of any of the Shares; or

          (iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of SmarTire on any stock exchange or automated dealer quotation system; and

     (f) TRW is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part.

9.2 SmarTire is entitled to rely on the representations and warranties of TRW contained in this Agreement and in the U.S. Securities Law Questionnaire (the "Questionnaire") to be completed by TRW prior to closing in the form attached as Schedule "B" hereto, which forms a part of this Agreement.

10.   GENERAL

10.1  All references to dollar amounts are in United States currency.

10.2 All taxes, including but not limited to income taxes, duties, fees, and dues, including interest and penalties, and all other charges, whether or not in effect at the date first written above, which arise out of or by virtue of this Agreement or the operation of the parties will be borne by, and be the responsibility of, the party on whom legally levied. In addition, withholding taxes, if any, will be considered levied on the recipient of any payment from the other party, but will be remitted to the applicable governmental authority by the payor and deducted from the amount otherwise payable to the recipient of such payment. The payor will notify the recipient of any such withholding taxes, if applicable, and will promptly furnish to the recipient a receipt evidencing each such withholding tax payment in a form sufficient to enable the recipient to obtain any tax credit to which it may be entitled under the laws of the country of its incorporation.

10.3 No waiver of any right or remedy in respect of any occurrence or event on one occasion will be deemed a waiver of such right or remedy in respect of such occurrence or event on any subsequent occasion.

10.4 This Agreement will enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

10.5 This Agreement will be governed by and construed in accordance with the laws of British Columbia and Canada.

10.6 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

10.7 Except as expressly amended by this Agreement, the License Agreement and the Technical Cooperation Agreement are hereby ratified and confirmed.


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                                                                 EXECUTION COPY

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

TRW INC.

Per: /s/ WILLIAM A. FULLMER
    ---------------------------
        Authorized Signatory
         William A. Fullmer

Title: Assistant General Counsel & Assistant Secretary
      -------------------------


SMARTIRE SYSTEMS INC.

Per: /s/ ROBERT RUDMAN
    ---------------------------
        Authorized Signatory

Title: President & CEO
      -------------------------


Schedule A: Securities Act Initial Trade Report
Schedule B: U.S. Securities Law Questionnaire

TA-4326
13 December 2000


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                                                                 EXECUTION COPY

                                  SCHEDULE "A"

                                 SECURITIES ACT
                              INITIAL TRADE REPORT

1. Name and address of reseller

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

2. Name and address of the issuer whose securities were traded by the seller

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

3. Name and address of the party from whom the seller acquired the securities

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

4. Description of securities sold

     (a) Number and description of securities             ---------------------

     (b) Date of acquisition of securities by the seller  ---------------------

     (c) Exemption under which securities were acquired
         by the seller                                    ---------------------

     (d) Exemption under which securities were traded by
         the seller                                       ---------------------

     (e) Date of sale of securities                       ---------------------

     (f) Sale Price                                       ---------------------

5. Certificate of seller

     The undersigned seller hereby certifies that the information given in this report relating to the seller is true and that, to the best of the seller's information and belief,

     (a) the information given in this report relating to any other party is true,


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                                                                EXECUTION COPY

     (b) no unusual effort has been made to prepare the market or create a demand for the securities, and

     (c) no extraordinary commission or other consideration has been paid in respect of the trade to which this report relates.


DATED at __________________ this ________ day of _________________, 2000



                                 --------------------------------------------
                                 Signature of the seller or, if the seller is a company, signature of authorized signatory


                                 --------------------------------------------
                                 Name of the seller or, if the seller is a company, name and office of authorized signatory



INSTRUCTIONS;

1. If the space provided for any answer is insufficient, additional sheets may be used. Each sheet must be cross-referenced to the relevant item, properly identified and signed by the person whose signature appears on the report.

2. File this report with the required fee and completed Fee Checklist. In order to determine the fee payable, consult section 22 of the Securities Regulation, B.C. Reg. 478/95. Cheques should be made payable to the "British Columbia Securities Commission".

IT IS AN OFFENCE FOR A PERSON TO MAKE A STATEMENT IN A DOCUMENT REQUIRED TO BE FILED OR FURNISHED UNDER THE SECURITIES ACT THAT, AT THE TIME AND IN LIGHT OF CIRCUMSTANCES UNDER WHICH IT IS MADE, IS A MISREPRESENTATION.


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                                                                  EXECUTION COPY

                                  SCHEDULE "B"

                       U.S. SECURITIES LAW QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement. As used in this questionnaire, the term "Securities" means "Shares" and "Additional Shares", as those terms are defined in the Assignment and Amendment Agreement.

TRW covenants, represents and warrants to SmarTire that:

     (a)  TRW is a U.S. Person;

     (b) TRW has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Agreement and TRW is able to bear the economic risk of loss arising from such transactions;

     (c) TRW is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, TRW has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that TRW may sell or otherwise dispose of any of the Securities pursuant to registration thereof pursuant to the Securities Act of 1933 (the "1933 Act") and any applicable State securities laws or pursuant to an exemption from such registration requirements or if registration is otherwise not required under the 1933 Act;

     (d) TRW acknowledges that, except as otherwise provided for in the Agreement, SmarTire has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

     (e) TRW understands that any of the Securities have not been registered under the 1933 Act and that the issuance contemplated hereby is being made in reliance on an exemption from such registration requirements;

     (f) TRW satisfies one or more of the categories indicated below (please check the appropriate box):

          [ ]  Category 1     An organization described in Section 501(c)(3) of
                              the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

          [ ]  Category 2     A natural person whose individual net worth, or
                              joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;



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[ ]  Category 3  A natural person who had an individual income in excess of US
                 $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]  Category 4  A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to
                 Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

[ ]  Category 5  A private business development company as defined in Section
                 202(a)(22) of the Investment Advisers Act of 1940 (United States);

[ ]  Category 6  A director or executive officer of the company;

[ ]  Category 7  A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

[ ]  Category 8  An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;


                                   -Page B.2-

                                                                  EXECUTION COPY

(g) TRW acknowledges that it is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(h) TRW agrees that if TRW decides to offer, sell or otherwise transfer any of the Securities, TRW will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

     (i)    the sale is to SmarTire;

     (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

     (iii) the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder if available and in accordance with any applicable state securities or "Blue Sky" laws; or

     (iv) the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to SmarTire an opinion of counsel reasonably satisfactory to SmarTire;

(i) TRW understands and agrees that the Securities may not be transferred in the United States or by or on behalf of a U.S. Person unless registered under the 1933 Act and any applicable state securities laws unless an exemption from such registration requirements is available;

(j) TRW acknowledges that TRW has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonable be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that TRW may sell or otherwise dispose of any of the Securities pursuant to registration of any of the securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein; and

(k) TRW understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. State laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

                                  - Page B.3 -

                                                                  EXECUTION COPY

          "THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

     (l) TRW consents to SmarTire making a notation on its records or giving instruction to the registrar and transfer agent of SmarTire in order to implement the restrictions on transfer set forth and described herein; and

     (m) the office of TRW at which TRW received and accepted the offer to acquire the Securities is the address listed on TRW's execution page of the Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____ day of _____________, 2000.

TRW Inc.:
Per:

                                               TRW Inc.
----------------------------------           ----------------------------------
Authorized Signatory                         Print Name

 Corporation
----------------------------------           ----------------------------------
Type of Entity                               Social Security/Tax I.D. No.


                                   -Page B.4-